Exhibit 99.2

First Quarter 2009 Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President, Chief Financial Officer, Treasurer and Controller April 30, 2009

1 Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

2 Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). DPL’s earnings per share is prepared in accordance with GAAP and represent the company’s earnings per share as reported in DPL’s financial statements filed with the Securities and Exchange Commission. Adjusted earnings per share is a non-GAAP financial measure. DPL’s management believes that adjusted earnings per share information is relevant and useful information to our investors as this measure excludes certain one-time items. Management feels this is a meaningful analysis of our financial performance as it is not obscured by unique large factors or one-time events. This non-GAAP measure is also used by management in evaluating the company’s ongoing operating performance. Adjusted earnings per share is not a substitute for measures determined in accordance with GAAP, and may not be comparable to adjusted earnings per share amounts reported by other companies. This presentation includes a reconciliation of the non-GAAP financial measure of adjusted earnings per share to the comparable GAAP financial measure of earnings per share.

First Quarter 2009 Financial Highlights Diluted earnings per share Q1 2009: $0.61 ($0.54 after adjustment for the deferral of 2008 RTO related costs) (1) Q1 2008: $0.66 Earnings drivers Lower wholesale revenue due to reduced generation, lower demand and lower market prices; Reduced gains from the sale of emission allowances; offset by Deferral of RTO transmission, capacity, and other PJM-related costs; and Lower purchased power costs Retail Sales Total weather adjusted sales down 7%, driven by 21% decline in industrial sales Anticipate full year weather adjusted sales to be 4% below 2008 (1) A reconciliation to GAAP earnings per share of $0.61 is included on page 9 of this presentation.

4 Plant Performance Generation (GWH) Q1 2009 Q1 2008 DP&L Operated 2,224 2,090 Partner Operated 1,835 2,209 Other 73 161 Total Generation 4,132 4,460 Zimmer outage Impacted first quarter earnings by approximately $6 million(1) or $0.03 per share Cancelled scheduled fall outage Notes: (1) $6 million reflects impact on pre-tax earnings. First Quarter 2009 Operational Highlights

5 Coal Optimization Q1 2009 gains on coal sales of approximately $21 million Project total 2009 gains on coal sales of approximately $60 million Coal Hedging and Costs 100% hedged for committed burn through 2010 2009 estimated average coal contract cost of $45 per ton(1) Notes: (1) Coal cost per ton is net of coal sale gains. First Quarter 2009 Operational Highlights (continued)

6 First Quarter 2009 Other Highlights Standard & Poor’s recently upgraded DPL Inc.’s and DP&L’s corporate credit rating from BBB to A- Redeemed $175 million Senior Notes on March 31, 2009 Repurchased 7 million warrants in March 2009 DP&L entered into an additional $100 million, 364-day revolving credit facility in April 2009

ESP(1) Stipulation Agreement pending PUCO order Transmission Cost Recovery Rider Received PUCO approval, in February 2009, to defer RTO transmission, capacity, and other PJM-related costs that are in excess of DP&L’s existing retail rates Anticipate recovery to begin in the 2nd quarter 2009 Notes: (1) ESP = Electric Security Plan Regulatory Update

First Quarter 2009 Financial Results April 30, 2009

9 Adjusted Earnings Per Share (Non-GAAP) For the Three Months Ended March 31, 2009 and 2008 Non-GAAP Earnings Per Share Reconciliation Three Months Ended March 31, 2009 2008 Diluted earnings per share (GAAP) $0.61 $0.66 Adjustments: Deferral of 2008 RTO related charges (0.07) — Adjusted diluted earnings per share (Non-GAAP) $0.54 $0.66

10 Financial Results For the Three Months Ended March 31, 2009 and 2008 1st Qtr 2009 Earnings Drivers (a) Gross Margin Lower purchased power volumes; and The net deferral of RTO transmission, capacity, and ancillary costs; offset by Lower wholesale sales volumes; and Lower gains on emission allowance sales. (b) O&M Higher plant production costs; Higher outside services fees primarily related to energy management activities; Increase to the Universal Service Fund rate rider for assistance to low-income retail customers; and Increase in employee benefit expenses. (c) Other Operating Expenses Higher depreciation expense as a result of higher asset balances; and Higher general taxes due to higher assessed property values and increased property tax rates. (d) Interest Expense Lower capitalized interest; offset by Lower interest expense due to the redemption of long-term debt and lower interest rates on variable rate debt. (e) Income Taxes Lower pre-tax book income; and Lower effective tax rate reflecting the phase-out of the Ohio Franchise Tax. Net Income  For the Three Months Ended March 31, $ in millions 2009 2008 Gross Margin  $273.9 $271.2 (a) Operating expenses Operation and maintenance 77.0 62.4 (b) Other operating expenses 69.9 66.1 (c) Total operating expenses 146.9 128.5 Operating income 127.0 142.7 Other income / (expense), net Investment income  0.5 1.7 Interest expense  (21.7) (21.0) (d) Other income (deductions) (0.2) (0.7) Total other income / (expense), net (21.4)  (20.0) Earnings before income tax  105.6 122.7 Income tax expense 36.4 45.4 (e) Net Income $69.2 $77.3

Liquidity, Cash Flow and Capital Outlook April 30, 2009

12 As of April 24, 2009 Liquidity position remains strong. $150 million drawn on the $220 million revolver as of April 24, 2009. DP&L entered into an additional $100 million, 364-day credit facility in April 2009. Liquidity and Cash Flow Total Liquidity ($ in millions) Cash and Cash Equivalents $29.8 Restricted Funds 7.8 Short-term Investments - Total 37.6 Available Credit from $220M Revolver 70.0 Available Credit from $100M Revolver 100.0 Total Liquidity as of April 24, 2009 $207.6

13 2009 - 2011 Capital Outlook Construction Additions ($ in millions) Total 2009 to 2011 construction additions estimated to be $475 million. $0 $50 $100 $150 $200 $250 $300 $350 2007A 2008A 2009E 2010E 2011E

14 2009 Earnings Guidance Reaffirmed 2009 earnings of $2.00 to $2.30 per share.